UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                FORM 8-K AMENDED

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 2, 1999

                         Aarow Environmental Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

          0-6292                                         73-1491593
(Commission File Number)                       (IRS Employer Identification No.)

       1505 W. Walnut, Rogers, Arkansas                             72756
       (Address of principal executive offices)                  (Zip Code)

                                 (501) 621-0044
                         (Registrant's Telephone Number)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Effective September 2, 1999 Aarow Environmental Group, Inc. acquired all of the issued and outstanding shares of Utica Publishing Corporation pursuant to the terms of a written Agreement for Stock Purchase dated September 2, 1999. That transaction was reported by Form 8-K filed September 15, 1999. A copy of the Agreement for Stock Purchase was attached to the September 15, 1999 Form 8-K as Exhibit 2.1. The form 8-K and all exhibits thereto are incorporated by reference to the Form 8-K Amended.

     Utica Publishing Corporation was formed October 28, 1998 ( not October 8, 1998 as the September 15, 1999 Form 8-K reported) by the incorporation of the Arkansas Chronicle/Copies Plus Partnership (rather than by the merger of the Arkansas Chronicle and Copies Plus, Inc. as reported in the September 15, 1999 Form 8-K.)

     The required financial statements and proforma financial information of Aarow Environmental Group, Inc. and the business acquired based on infromation provided to Aarow and Aarow's independent auditor by the acquired business are set forth herein below as stated in Item 7 of the September 15, 1999 Form 8-K.

     (a)  Financial Statements of Business Acquired.

          (1) Utica Publishing Corporation balance sheet at December 31, 1998 and statements of income and retained earnings and cash flows for the two months ended December 31, 1998. Utica Publishing Corporation resulted from the incorporation of the Arkansas Chronicle/Copies Plus Partnership.

          (2) Arkansas Chronicle/Copies Plus Partnership balance sheet at October 31, 1998 and statements of income and partner's capital and cash flows for the ten months ended October 31, 1998. The October 31, 1998 balance sheet of Arkansas Chronicle/Copies Plus Partnership is the last date of existence of this partnership and represents the opening balance of Utica Publishing Corporation.

          (3) Arkansas Chronicle/Copies Plus Partnership balance sheet at December 31, 1997 and statements of income and partner's capital and cash flows for the twelve months ended December 31, 1997. This is the normal operating year end for the partnership.

          (4) Copies Plus proprietorship statement of income for the twelve months ended December 31, 1996. This is the normal year end for the proprietorship before becoming the partnership of Arkansas Chronicle/Copies Plus on January 1, 1997.

                           INDEPENDENT AUDITORS REPORT



To the Board of Directors
and Stockholders of
Utica Publishing Corporation
Rogers, AR


I have audited the accompanying balance sheet of Utica Publishing Corporation (a C corporation) as of December 31, 1998 and the related statements of income and retained earnings, and cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Utica Publishing Corporation as of December 31, 1998 and the results of its operations and its cash flows for the two months then ended in conformity with generally accepted accounting principles.





/s/ James E. Childress
----------------------
Springdale, AR
November 10, 1999


UTICA PUBLISHING CORPORATION
BALANCE SHEET
December 31, 1998

Assets

Current Assets

Cash in Bank                                                                            $            526
Accounts Receivable                                                                                1,222
Inventory                                                                                          3,120
                                                                                        ----------------
                                                   TOTAL CURRENT ASSETS                 $          4,868

Property, Plant and Equipment, (net of accumulated
depreciation of $ 89,094)                                                                        191,443

Other Assets
Intellectual Property, (net of accumulated amortization of $ 16,250)                             308,750
                                                                                        ----------------

                                                           TOTAL ASSETS                 $        505,061
                                                                                        ================

Liabilities and Stockholders Equity

Current Liabilities

Accounts Payable                                                                        $          1,434
Sales Tax Payable                                                                                 12,879
Current Portion of Long Term Liabilities                                                           7,013
                                                                                        ----------------
                                              TOTAL CURRENT LIABILITIES                 $         21,326

Long Term Liabilities, (net of current portion)                                                  131,126
                                                                                        ----------------

                                                      TOTAL LIABILITIES                 $        152,452

Stockholders Equity
Class A Common Stock, $ 1 par                                                           $        363,234
30 million shares authorized
1,000,000 shares issued and
outstanding (issued sub par)

Retained Earnings                                                                       (         10,625)
                                                                                        -----------------
                                              TOTAL STOCKHOLDERS EQUITY                 $        352,609
                                                                                        ----------------

                                                  TOTAL LIABILITIES AND
                                                    STOCKHOLDERS EQUITY                 $        505,061
                                                                                        ================


SEE ACCOUNTANT'S REPORT AND NOTES





UTICA PUBLISHING CORPORATION
STATEMENT OF INCOME AND RETAINED EARNINGS
For the Two Months Ended December 31, 1998

Sales                                                                                   $         11,509

Cost of Sales
     Material                                                                                      2,096
                                                                                        ----------------
                                                           GROSS PROFIT                 $          9,413

Operating Expenses
   Amortization Expense                                                                 $          3,611
   Bank Charges                                                                                       76
   Contract Labor                                                                                  3,958
   Contributions                                                                                      35
   Commissions                                                                                       221
   Credit Card Fees                                                                                   41
   Depreciation                                                                                    6,388
   Insurance                                                                                         607
   Interest                                                                                        2,582
   Rent                                                                                            2,310
   Repairs                                                                                            23
   Utilities                                                                                         186
                                                                                        ----------------
                                                         TOTAL EXPENSES                 $         20,038
                                                                                        ----------------

                                               NET LOSS FROM OPERATIONS                 ($        10,625)
Retained Earnings, November 1, 1998                                                                    0
                                                                                        ----------------

                                                      RETAINED EARNINGS
                                                      DECEMBER 31, 1998                 ($        10,625)
                                                                                        =================










SEE ACCOUNTANT'S REPORT AND NOTES




UTICA PUBLISHING COMPANY
STATEMENT OF CASH FLOWS
For the Two Months Ended December 31, 1998

Net Loss                                                                                ($        10,625)
   Adjustments to reconcile net loss to net cash provided
   by operating activities
   Amortization Expense                                                                            3,611
   Depreciation                                                                                    6,388
(Increase) decrease in:
   Accounts Receivable                                                                  (            145)
   Inventory                                                                                         669
Increase (decrease) in:
   Accounts Payable                                                                     (            457)
   Sales Tax Payable                                                                                 771
                                                                                        ----------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                         $           212

CASH FLOWS FROM FINANCING ACTIVITIES
   Long Term Debt Reduction                                                             ($         1,380)
   Sale of Stock                                                                                   1,694
                                                                                        ----------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                                         $           314
                                                                                         ---------------

                                                   NET INCREASE IN CASH                  $           526

CASH AT NOVEMBER 1, 1998                                                                               0
                                                                                        ----------------

                                                    CASH AT END OF YEAR                  $           526
                                                                                        ================

SUPPLEMENTAL DISCLOSURES
   Interest Paid                                                                         $         2,582
                                                                                        ================













SEE ACCOUNTANT'S REPORT AND NOTES

UTICA PUBLISHING CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Two Months Ended December 31, 1998

SUMMARY OF SIGNIFICANT ACCOUNTING ASSUMPTIONS

Nature of Business
------------------

Utica Publishing Corporation was incorporated October 28, 1998, as an Arkansas corporation and began business on November 1, 1998. The corporation acquired the assets and intellectual property of Arkansas Chronicle/Copies Plus (a partnership).

The Company's primary line of business is providing copy and printing services to the general public. The Company also publishes two magazines as described in note 4.

Cash and Cash Equivalents
-------------------------

The Company considers all cash accounts and short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2:  Inventories
--------------------

Inventories consist of various papers, inks, bindery, lamination materials and expendable supplies for copiers and are stated at the lower of cost or market value.














SEE ACCOUNTANT'S REPORT

UTICA PUBLISHING CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Two Months Ended December 31, 1998

NOTE 3:  Property and Equipment
-------------------------------

Property and Equipment were acquired from a major stockholder at the stockholder's cost basis less the stockholder's accumulated depreciation in exchange for common stock. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                     Accum.            Depr.
December 31, 1998                  Cost               Depr            Expense
                                 -----------      -----------     ------------
Furniture and Fixtures           $    71,715      $    26,452     $      1,691
Computers                             28,122            9,870              802
Printers                             113,300           35,217            2,542
Equipment                             67,400           17,555            1,353
                                 -----------      -----------     ------------
Total                            $   280,537      $    89,094     $      6,388
                                 ===========      ===========     ============


For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterment's that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

NOTE 4:  Amortization of Intellectual Property
----------------------------------------------

Intellectual property consists of two magazines acquired from a major stockholder in exchange for common stock. The intellectual property was recorded at market value at time of acquisition from the stockholder, which was less than the stockholder's cost. The two magazines are La Cronica, a bilingual monthly magazine (ISSN 1091-1928) and Arkansas Chronicle, an electronically distributed daily newsmagazine (ISN 1091-XXXX). La Cronica has published continuously since January, 1996. Arkansas Chronicle has functioned as a local wire service since
January, 1996. In April, 1998, work commenced, by the partners of Arkansas Chronicle/Copies Plus partnership, on developing and expanding Arkansas Chronicle and La Cronica as paid subscription, Internet electronic publications. The intellectual property is amortized using the straight-line method over 40 years.









SEE ACCOUNTANT'S REPORT

UTICA PUBLISHING CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Two Months Ended December 31, 1998


NOTE 5:    Long Term Notes
--------------------------

Long term notes payable consisted of the following:

     Farm Credit Services of Western Arkansas
     Interest 9.2%, $ 1,196.38 per month,
     Maturity Date: June 1, 2015                                   $    121,634
     Secured by substantially all assets of the Company
     And guaranteed by a major stockholder

     First National Bank of Rogers, AR
     Interest 9.5%, $ 255.66 per month,
     Maturity Date: March 18, 2001                                        6,190
     Secured by Equipment

     First National Bank of Rogers, AR
     Interest 10.0%, $ 150 per month,
     Maturity Date: August 10, 2003                                      10,029
     Secured by a Cannon Laser Copier model 320

     First National Bank of Rogers, AR
     Interest 10.0%, $ 161.32,
     Maturity Date: Feb. 1, 1999
     Secured by a Cannon Color Laser Copier 500                             286
                                                                   ------------

Total Long Term Notes                                              $    138,139

Less Current Portion                                               (      7,013)
                                                                   -------------

Long Term Notes net of Current Portion                             $    131,126
                                                                   ============

Maturities of Long Term debt are as follows:

1999                                                               $      7,013
2000                                                                      7,388
2001                                                                      5,734
2002                                                                      5,471
2003                                                                    112,533
                                                                   ------------
                                                                   $    138,139


SEE ACCOUNTANT'S REPORT

UTICA PUBLISHING CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Two Months Ended December 31, 1998

NOTE 6:  Capital Stock
----------------------

The Corporation is authorized to issue 30 million shares of $ 1 par Class A Common Stock. On November 1, 1998, 4,770,000 shares of Common Stock were issued in exchange for the equipment, furniture and intellectual property owned by Sam
D. Yates and Jim W. Bolt operating as Arkansas Chronicle/Copies Plus partnership. The assets acquired were valued at the stockholder's cost basis less the stockholders accumulated depreciation in exchange for common stock except for the intellectual property which at the time of transfer had a market value less than the stockholder's cost and was therefore recorded at the market value. The corporation assumed $ 153,518 of debt at the time of acquisition and the shares issued were recorded on the balance sheet at sub-par, $ 363,234, representing $ 0. 076 per share.

Prior to December 31, 1998 there was a reverse  stock split at the ratio of 1 to
4.77 shares of outstanding common stock. After this reverse split the total number of outstanding common stock shares was 1,000,000.

NOTE 7:  Related Party Transactions
-----------------------------------

As described in Notes 1, 3, 4 and 6, the assets of Utica Publishing Corporation were acquired November 1, 1998, by assumption of debts and the issue of 1,000,000 shares of Class A Common Stock to Sam Yates and Jim Bolt.













SEE ACCOUNTANT'S REPORT

                           INDEPENDENT AUDITORS REPORT



To the Partners of
Arkansas Chronicle/Copies Plus
Rogers, AR


I have audited the accompanying balance sheet of Arkansas Chronicle/Copies Plus (a partnership) as of October 31, 1998 and the related statements of income and partner's capital, and cash flows for the ten months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arkansas Chronicle/Copies Plus as of October 31, 1998 and the results of its operations and its cash flows for the ten months then ended in conformity with generally accepted accounting principles.





/s/ James E. Childress
------------------------
Springdale, AR
November 10, 1999




ARKANSAS CHRONICLE/COPIES PLUS
BALANCE SHEET
October 31, 1998

Assets

Current Assets

Cash in Bank                                                                            $          1,694
Accounts Receivable                                                                                1,077
Inventory                                                                                          3,789
                                                                                        ----------------
                                                   TOTAL CURRENT ASSETS                 $          6,560

Property, Plant and Equipment, (net of accumulated
depreciation of $ 82,706)                                                                        197,831

Other Assets
Intellectual Property, (net of accumulated amortization of $ 12,639)                             312,361
                                                                                        ----------------

                                                           TOTAL ASSETS                 $        516,752
                                                                                        ================

Liabilities and Partner's Capital

Current Liabilities

Accounts Payable                                                                        $          1,890
Sales Tax Payable                                                                                 12,109
Current Portion of Long Term Liabilities                                                           7,826
                                                                                        ----------------
                                              TOTAL CURRENT LIABILITIES                 $         21,825

Long Term Liabilities, (net of current portion)                                                  131,692
                                                                                        ----------------

                                                      TOTAL LIABILITIES                 $        153,517

Partner's Capital                                                                                363,235

                                                  TOTAL LIABILITIES AND
                                                      PARTNER'S CAPITAL                 $        516,752
                                                                                        ================









SEE ACCOUNTANT'S REPORT AND NOTES



ARKANSAS CHRONICLE/COPIES PLUS
STATEMENT OF INCOME AND PARTNER'S CAPITAL
For the Ten Months Ended October 31, 1998

Sales                                                                                   $        100,365

Cost of Sales
     Material                                                                           $         25,524
     Outside Printing                                                                              3,323
                                                                                        ----------------
                                                                                        $         28,847
                                                                                        ----------------
                                                           GROSS PROFIT                 $         71,518

Operating Expenses
   Advertising                                                                          $          1,197
   Amortization Expense                                                                           12,639
   Auto                                                                                            5,551
   Bank Charges                                                                                      468
   Contract Labor                                                                                 26,262
   Contributions                                                                                      82
   Commissions                                                                                     7,677
   Credit Card Fees                                                                                  196
   Depreciation                                                                                   31,938
   Freight                                                                                           305
   Insurance                                                                                       2,244
   Interest                                                                                       11,800
   Legal and Accounting                                                                              226
   Miscellaneous                                                                                   6,426
   Rent                                                                                           13,315
   Repairs                                                                                         2,268
   Small Equipment                                                                                 1,208
   Tax & Permits                                                                                     489
   Travel                                                                                            500
   Utilities                                                                                       1,761
                                                                                        ----------------
                                                         TOTAL EXPENSES                 $        126,552
                                                                                        ----------------

                                               NET LOSS FROM OPERATIONS                 ($        55,034)
Partner's Capital, January 1, 1998                                                                52,015
Partner's Contribution                                                                           366,254
                                                                                        ----------------

                                                      PARTNER'S CAPITAL
                                                       OCTOBER 31, 1998                 $        363,235
                                                                                        ================





SEE ACCOUNTANT'S REPORT AND NOTES



ARKANSAS CHRONICLE/COPIES PLUS
STATEMENT OF CASH FLOWS
For the Ten Months Ended October 31, 1998

Net Loss                                                                                ($        55,034)
   Adjustments to reconcile net loss to net cash provided
   by operating activities
   Amortization Expense                                                                           12,639
   Depreciation                                                                                   31,938
(Increase) decrease in:
   Accounts Receivable                                                                             6,479
   Inventory                                                                            (          2,589)
Increase (decrease) in:
   Accounts Payable                                                                     (            182)
   Sales Tax Payable                                                                               8,510
                                                                                        ----------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                         $         1,761

CASH FLOWS FROM INVESTING ACTIVITIES
   Equipment Purchases                                                                  ($        43,402)

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Long Term Debt                                                          $         7,978
Long Term Debt Reduction                                                                (          5,915)
   Partner's Cash Contribution                                                                    41,253
                                                                                        ----------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                                         $        43,316
                                                                                        ----------------

                                                   NET INCREASE IN CASH                  $         1,675

CASH AT JANUARY 1, 1998                                                                               19
                                                                                        ----------------

                                                CASH AT OCTOBER 31,1998                 $          1,694
                                                                                        ================

SUPPLEMENTAL DISCLOSURES
   Interest Paid                                                                        $         11,800
                                                                                        ================











SEE ACCOUNTANT'S REPORT AND NOTES

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended October 31, 1998

SUMMARY OF SIGNIFICANT ACCOUNTING ASSUMPTIONS

Nature of Business
------------------

Arkansas Chronicle/Copies Plus is a partnership formed January 1, 1997 between Sam Yates and Jim Bolt.

The Company's primary line of business is providing copy and printing services to the general public. The Company also began publishing two magazines as described in note 4.

Cash and Cash Equivalents
-------------------------

The Company considers all cash accounts and short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2:  Inventories
--------------------

Inventories consist of various papers, inks, bindery, lamination materials and expendable supplies for copiers and are stated at the lower of cost or market value.



















SEE ACCOUNTANT'S REPORT

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended October 31, 1998

NOTE 3:  Property and Equipment
-------------------------------

Property and Equipment is recorded at the partnership's original cost or the partner's original cost less any accumulated depreciation taken by the partner. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                   Accum.              Depr.
October 31, 1998                  Cost              Depr              Expense
                              -------------     -------------     --------------
Furniture and Fixtures        $      71,715     $      24,761     $        8,457
Computers                            28,122             9,069              4,008
Printers                            113,300            32,675             12,712
Equipment                            67,400            16,201              6,761
                              -------------     -------------     --------------
Total                         $     280,537     $      82,706     $       31,938
                              =============     =============     ==============


For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterment's that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

NOTE 4:  Amortization of Intellectual Property
----------------------------------------------

Intellectual property consists of two magazines contributed by a partner. The intellectual property was recorded at market value at time of contribution, which was less than cost. The two magazines are La Cronica, a bilingual monthly magazine (ISSN 1091-1928) and Arkansas Chronicle, an electronically distributed daily newsmagazine (ISN 1091-XXXX). La Cronica has published continuously since January, 1996. Arkansas Chronicle has functioned as a local wire service since January, 1996. In April, 1998, work commenced by the partners, on developing and expanding Arkansas Chronicle and La Cronica as paid subscription, Internet electronic publications. The intellectual property is amortized using the straight-line method over 40 years.










SEE ACCOUNTANT'S REPORT

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended October 31, 1998


NOTE 5:    Long Term Notes
--------------------------

Long term notes payable consisted of the following:

     Farm Credit Services of Western Arkansas
     Interest 9.2%, $ 1,196.38 per month,
     Maturity Date: June 1, 2015                               $        122,156
     Secured by substantially all assets of the Company
     And guaranteed by a major stockholder

     First National Bank of Rogers, AR
     Interest 9.5%, $ 255.66 per month,
     Maturity Date: March 18, 2001                                        6,598
     Secured by Equipment

     First National Bank of Rogers, AR
     Interest 10.0%, $ 150 per month,
     Maturity Date: August 10, 2003                                      10,164
     Secured by a Cannon Laser Copier model 320

     First National Bank of Rogers, AR
     Interest 10.0%, $ 161.32,
     Maturity Date: Feb. 1, 1999
     Secured by a Cannon Color Laser Copier 500                             600
                                                               ----------------

Total Long Term Notes                                          $        139,518

Less Current Portion                                           (          7,826)
                                                               ----------------

Long Term Notes net of Current Portion                         $        131,692
                                                               ================

Maturities of Long Term debt are as follows:

Oct. 31, 1999                                                  $          7,826
Oct. 31, 2000                                                             7,592
Oct. 31, 2001                                                             6,426
Oct. 31, 2002                                                             5,729
Oct. 31, 2003                                                           111,945
                                                               ----------------
                                                               $        139,518



SEE ACCOUNTANT'S REPORT

                           INDEPENDENT AUDITORS REPORT



To the Partners of
Arkansas Chronicle/Copies Plus
Rogers, AR


I have audited the accompanying balance sheet of Arkansas Chronicle/Copies Plus (a partnership) as of December 31, 1997 and the related statements of income and partner's capital, and cash flows for the twelve months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arkansas Chronicle/Copies Plus as of December 31, 1997 and the results of its operations and its cash flows for the twelve months then ended in conformity with generally accepted accounting principles.





/s/ James E. Childress
----------------------

Springdale, AR
November 10, 1999




ARKANSAS CHRONICLE/COPIES PLUS
BALANCE SHEET
December 31, 1997

Assets

Current Assets

Cash in Bank                                                                            $             19
Accounts Receivable                                                                                7,556
Inventory                                                                                          1,200
                                                                                        ----------------
                                                   TOTAL CURRENT ASSETS                 $          8,775

Property, Plant and Equipment, (net of accumulated
depreciation of $ 50,768)                                                                        186,367
                                                                                        ----------------

                                                           TOTAL ASSETS                 $        195,142
                                                                                        ================

Liabilities and Partner's Capital

Current Liabilities

Accounts Payable                                                                        $          2,073
Sales Tax Payable                                                                                  3,598
Current Portion of Long Term Liabilities                                                           5,841
                                                                                        ----------------
                                              TOTAL CURRENT LIABILITIES                 $         11,512

Long Term Liabilities, (net of current portion)                                                  131,615
                                                                                        ----------------

                                                      TOTAL LIABILITIES                 $        143,127

Partner's Capital                                                                                 52,015

                                                  TOTAL LIABILITIES AND
                                                      PARTNER'S CAPITAL                 $        195,142
                                                                                        ================













SEE ACCOUNTANT'S REPORT AND NOTES




ARKANSAS CHRONICLE/COPIES PLUS
STATEMENT OF INCOME AND PARTNER'S CAPITAL
For the Twelve Months Ended December 31, 1997

Sales                                                                                   $        160,872

Cost of Sales
     Material                                                                           $         38,617
     Outside Printing                                                                              4,248
                                                                                        ----------------
                                                                                        $         42,865
                                                                                        ----------------
                                                           GROSS PROFIT                 $        118,007

Operating Expenses
   Advertising                                                                          $          1,912
   Auto                                                                                            8,494
   Bank Charges                                                                                      578
   Contract Labor                                                                                 30,075
   Contributions                                                                                      65
   Commissions                                                                                     3,957
   Credit Card Fees                                                                                  655
   Depreciation                                                                                   33,212
   Dues & Memberships                                                                                125
   Freight                                                                                         1,087
   Insurance                                                                                       5,606
   Interest                                                                                       13,496
   Legal and Accounting                                                                              714
   Miscellaneous                                                                                   3,413
   Payroll Tax Expense                                                                               690
   Rent                                                                                           13,286
   Repairs                                                                                         2,083
   Salaries                                                                                        9,020
   Tax & Permits                                                                                   1,218
   Travel                                                                                          2,760
   Utilities                                                                                      10,294
                                                                                        ----------------
                                                         TOTAL EXPENSES                 $        142,740
                                                                                        ----------------

                                               NET LOSS FROM OPERATIONS                 ($        24,733)
Partner's Capital, January 1, 1997                                                                     0
Partner's Contribution                                                                            76,748
                                                                                        ----------------

                                                      PARTNER'S CAPITAL
                                                      DECEMBER 31, 1997                 $         52,015
                                                                                        ================




SEE ACCOUNTANT'S REPORT AND NOTES




ARKANSAS CHRONICLE/COPIES PLUS
STATEMENT OF CASH FLOWS
For the Twelve Months Ended December 31, 1997

Net Loss                                                                                ($        24,733)
   Adjustments to reconcile net loss to net cash provided
   by operating activities
   Depreciation                                                                                   33,212
(Increase) decrease in:
   Accounts Receivable                                                                  (          4,254)
Increase (decrease) in:
   Accounts Payable                                                                                   37
   Sales Tax Payable                                                                               3,598
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                         $         7,860

CASH FLOWS FROM INVESTING ACTIVITIES
   Equipment Purchases                                                                  ($         2,983)

CASH FLOWS FROM FINANCING ACTIVITIES
Long Term Debt Reduction                                                                ($         4,858)
                                                                                        ----------------

                                                   NET INCREASE IN CASH                 $             19

CASH AT JANUARY 1, 1997                                                                                0
                                                                                        ----------------

                                               CASH AT DECEMBER 31,1997                 $             19
                                                                                        ================

SUPPLEMENTAL DISCLOSURES
   Interest Paid                                                                        $         13,496
                                                                                        ================












SEE ACCOUNTANT'S REPORT AND NOTES

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Twelve Months Ended December 31, 1997

SUMMARY OF SIGNIFICANT ACCOUNTING ASSUMPTIONS

Nature of Business
------------------

Arkansas Chronicle/Copies Plus is a partnership formed January 1, 1997 between Sam Yates and Jim Bolt.

The Company's primary line of business is providing copy and printing services to the general public.

Cash and Cash Equivalents
-------------------------

The Company considers all cash accounts and short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2:  Inventories
--------------------

Inventories consist of various papers, inks, bindery, lamination materials and expendable supplies for copiers and are stated at the lower of cost or market value.
















SEE ACCOUNTANT'S REPORT

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Twelve Months Ended December 31, 1997

NOTE 3:  Property and Equipment
-------------------------------

Property and Equipment is recorded at the partnership's original cost or the partner's original cost less any accumulated depreciation taken by the partner. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                  Accum.              Depr.
December 31, 1997               Cost               Depr              Expense
                            -------------      -------------     --------------
Furniture and Fixtures      $      70,645      $      16,304     $        9,832
Computers                          19,990              5,061              3,470
Printers                          100,300             19,963             13,565
Equipment                          46,200              9,440              6,345
                            -------------      -------------     --------------
Total                       $     237,135      $      50,768     $       33,212
                            =============      =============     ==============

For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterment's that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.


















SEE ACCOUNTANT'S REPORT

ARKANSAS CHRONICLE/COPIES PLUS
NOTES TO FINANCIAL STATEMENTS
For the Twelve Months Ended December 31, 1997


NOTE 4:    Long Term Notes
--------------------------

Long term notes payable consisted of the following:

     Farm Credit Services of Western Arkansas
     Interest 9.2%, $ 1,196.38 per month,
     Maturity Date: June 1, 2015                              $        124,588
     Secured by substantially all assets of the Company
     And guaranteed by a major stockholder

     First National Bank of Rogers, AR
     Interest 10.0%, $ 150 per month,
     Maturity Date: August 10, 2003                                     10,773
     Secured by a Cannon Laser Copier model 320

     First National Bank of Rogers, AR
     Interest 10.0%, $ 161.32,
     Maturity Date: Feb. 1, 1999
     Secured by a Cannon Color Laser Copier 500                          2,094
                                                              ----------------

Total Long Term Notes                                         $        137,455

Less Current Portion                                          (          5,841)
                                                              -----------------

Long Term Notes net of Current Portion                        $        131,614
                                                              ================

Maturities of Long Term debt are as follows:

         1998                                                 $          5,841
         1999                                                            4,707
         2000                                                            4,843
         2001                                                            5,309
         2002                                                          116,755
                                                              ----------------
                                                              $        137,455








SEE ACCOUNTANT'S REPORT

Sam Yates
Copies Plus
Rogers, Arkansas

I  have  compiled  the   accompanying   income   statement  of  Copies  Plus  (a
proprietorship) for the year ended December 31, 1996, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the owner. I have not audited or reviewed the accompanying income statement and, accordingly, do not express an opinion or any other form of assurance on it.

The owner has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included with the income statement, they might influence the user's conclusions about the Company's results of operations. Accordingly, this income statement is not designed for those who are not informed about such matters.





/s/ James E. Childress
----------------------

Springdale, AR
November 10, 1999



COPIES PLUS
STATEMENT OF INCOME
For the Twelve Months Ended December 31, 1996


Sales                                                                                   $         92,560

Cost of Goods Sold
   Labor                                                                                $          4,464
   Materials                                                                                      20,091
   Outside Printing                                                                                4,233
                                                                                        ----------------
Total Cost of Goods Sold                                                                $         28,788

                                                           GROSS PROFIT                 $         63,772

Operating Expenses
   Advertising                                                                          $          1,082
   Bank Charges                                                                                      436
   Depreciation                                                                                   12,158
   Dues and Subscriptions                                                                            150
   Insurance                                                                                       1,124
   Office Expense                                                                                  1,800
   Rent                                                                                           21,394
   Repairs                                                                                        11,256
   Supplies                                                                                        1,262
   Tax and Permits                                                                                 9,276
   Utilities                                                                                       1,516
   Wages                                                                                           9,577
                                                                                        ----------------
                                                         TOTAL EXPENSES                 $         71,031
                                                                                        ----------------

                                               NET LOSS FROM OPERATIONS                 ($         7,259)
                                                                                        =================

















SEE ACCOUNTANT'S REPORT

     (b)  Proforma Financial Information


          (1) Unaudited pro forma combined condensed balance sheet of Aarow Environmental Group, Inc. and Utica Publishing Corporation at June 30, 1999.

          (2) Unaudited pro forma combined condensed statements of income of Aarow Environmental Group, Inc. and Utica Publishing Corporation for the six months ended June 30, 1999.

          (3) Unaudited Pro forma combined condensed statements of income of Aarow Environmental Group, Inc. and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the six months ended June 30, 1998.

          (4) Unaudited pro forma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1998 and Utica Publishing Corporation for the two months ended December 31, 1998 and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the ten months ended October 31, 1998.


          (5) Unaudited proforma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1997 and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the twelve months ended December 31, 1997.

          (6) Unaudited proforma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1996 and Copies Plus proprietorship for the twelve months ended December 31, 1996.

     (b)  Exhibits.

          7.1  Unaudited Pro Forma Combined Condensed Balance Sheet

          7.2 Unaudited Pro Forma Combined Condensed Statements of Income June 30,1999

          7.3 Unaudited Pro Forma Combined Condensed Statements of Income June 30, 1998

          7.4 Unaudited Pro Forma Combined Condensed Statements of Income December 31, 1998

          7.5 Unaudited Pro Forma Combined Condensed Statements of Income December 31, 1997

          7.6 Unaudited Pro Forma Combined Condensed Statements of Income December 31, 1996

           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         AAROW ENVIRONMENTAL GROUP, INC.

         By:  /s/ D. Frederick Shefte
              -------------------------
              Name: D. Frederick Shefte
              Title: Vice President


Date: November 15, 1999

Exhibit 7

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements give effect to the merger of Aarow Environmental Group, Inc. and Utica Publishing Corporation under the purchase method of accounting. That merger was consummated on September 2, 1999. These pro forma statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future.

          (1) Unaudited pro forma combined condensed balance sheet of Aarow Environmental Group, Inc. and Utica Publishing Corporation at June 30, 1999.

          (2) Unaudited pro forma combined condensed statements of income of Aarow Environmental Group, Inc. and Utica Publishing Corporation for the six months ended June 30, 1999.

          (3) Unaudited Pro forma combined condensed statements of income of Aarow Environmental Group, Inc. and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the six months ended June 30, 1998.

          (4) Unaudited pro forma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1998 and Utica Publishing Corporation for the two months ended December 31, 1998 and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the ten months ended October 31, 1998.


          (5) Unaudited proforma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1997 and Arkansas Chronicle/Copies Plus (the predecessor partnership of Utica Publishing Corporation) for the twelve months ended December 31, 1997.

          (6) Unaudited proforma combined condensed statements of income of Aarow Environmental Group, Inc. for the twelve months ended December 31, 1996 and Copies Plus proprietorship for the twelve months ended December 31, 1996.

Certain reclassifications have been made to the unaudited pro forma combined condensed financial statements to conform to the presentation expected to be used by the merged companies. No adjustments have been made in these unaudited pro forma combined condensed financial statements to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, are not expected to be significant.



Exhibit 7.1

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                                PRO FORMA
                                        Aarow at          Utica at                            Combined at
                                        June 30,          June 30,           Pro Forma         June 30,
                                          1999              1999            Adjustments          1999
                                      -------------    --------------    ---------------     -------------

ASSETS
     Cash and Cash Equivalents        $          65    $          310    $             0     $         375
     Accounts Receivable                          0               985                  0               985
     Inventory                               32,400             2,975                  0            35,375
                                      -------------    --------------    ---------------     -------------
         Total Current Assets         $      32,465    $        4,270    $             0     $      36,735
     Property, Plant and Equipment
         Net of Depr.                         6,191           172,279                  0           178,470
     Other Assets                            15,900           297,917                  0           313,817
                                      -------------    --------------    ---------------     -------------

         Total Assets                 $      54,556    $      474,466    $             0     $     529,022
                                      =============    ==============    ===============     =============

Liabilities
     Accounts Payable                 $      51,265    $          960    $             0     $      52,225
     Payroll Liabilities                    139,413            12,879                  0           152,292
     Current Portion of LT Notes             60,000             7,013                  0            67,013
     Other Current Liabilities              306,871            12,879                  0           319,750
                                      -------------    --------------    ---------------     -------------
         Total Current Liabilities    $     557,549    $       33,731    $             0     $     591,280
     Long Term Debt                               0           106,951                  0           106,951
                                      -------------    --------------    ---------------     -------------
         Total Liabilities            $     557,549    $      140,682    $             0     $     698,231
Stockholders Equity
     Common Stock                     $      11,156    $      363,234    $             0     $     374,390
     Preferred Stock                          3,000                 0                  0             3,000
     Paid in Capital                        219,782                 0                  0           219,782
     Retained Earnings                (     736,931)   (       29,450)                 0     (     766,381)
                                      --------------    --------------   ---------------     --------------
         Total Stockholders
         Equity                       ($    502,993)   $      333,784    $             0     ($    169,209)
                                      --------------   --------------    ---------------     --------------

         Total Liabilities and
         Stockholders Equity          $      54,556    $      474,466    $             0     $     529,022
                                      =============    ==============    ===============     =============





Exhibit 7.2

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                              PRO FORMA
                                          Aarow            Utica                              Combined
                                       For the Six       For the Six                          For the Six
                                      Months Ended      Months Ended                         Months Ended
                                        June 30,          June 30,           Pro Forma         June 30,
                                          1999              1999            Adjustments          1999
                                      -------------    --------------    ---------------     -------------

Sales Income                          $           0    $       91,011    $             0     $      91,011

Cost of Sales                                     0            16,969                  0            16,969
                                      -------------    --------------    ---------------     -------------

Gross Profit                          $           0    $       74,042    $             0     $      74,042

Operating Expenses:
     Selling, General and Admin.             90,308            86,656                  0           176,964
                                      -------------    --------------    ---------------     -------------

Operating Income (Loss)               ($     90,308)   ($      12,614)   $             0     ($    102,922)

Other Income and Expense              (       5,817)                0                  0     (       5,817)
Interest Expense                      (      12,530)   (        6,211)                 0     (      18,741)
                                      --------------   ---------------   ---------------     --------------

Net Income (Loss)                     ($    108,655)   ($      18,825)   $             0     ($    127,480)
                                      ==============   ===============   ===============     ==============

Weighted Average number of
common stock and
common stock equivalents
outstanding                              20,155,942         1,000,000            400,000        21,555,942
                                      =============    ==============    ===============     =============

Net Income (Loss) per
Common stock and
Common stock equivalents              ($     .005)     ($      .019)                .018     ($     .006)
                                      ============     =============     ===============     ============





Exhibit 7.3

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                PRO FORMA
                                         Aarow      AR Chronicle/Copies Plus                   Combined
                                       For the Six       For the Six                          For the Six
                                      Months Ended      Months Ended                         Months Ended
                                        June 30,          June 30,           Pro Forma         June 30,
                                          1998              1998            Adjustments          1998
                                      -------------    --------------    ---------------     -------------

Sales Income                          $      26,242    $       71,522    $             0     $      97,764

Cost of Sales                                18,427            11,696                  0            30,123
                                      -------------    --------------    ---------------     -------------

Gross Profit                          $       7,815    $       59,826    $             0     $      67,641

Operating Expenses:
     Selling, General and Admin.            107,170            58,754                  0           165,924
                                      -------------    --------------    ---------------     -------------

Operating Income (Loss)               ($     99,355)   $        1,072    $             0     ($     98,283)

Other Income and Expense              (       3,397)   (            0)   (             0)    (       3,397)
Interest Expense                      (      12,998)   (            0)   (             0)    (      12,998)
                                      --------------   ---------------   ----------------    --------------

Net Income (Loss)                     ($    115,750)   ($       1,072)   ($            0)    ($    114,678)
                                      ==============   ===============   ================    ==============

Weighted Average number of
common stock and
common stock equivalents
outstanding                              18,318,904                 0          1,400,000        19,718,904
                                      =============    ==============    ===============     =============

Net Income (Loss) per
Common stock and
Common stock equivalents              ($     .006)     ($      .000)     ($            0)    ($     .006)
                                      ============     =============     ================    ============




Exhibit 7.4

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                              PRO FORMA
                                              Arkansas Chronicle/
                                     Aarow       Copies Plus        Utica                       Combined
                                For the Twelve   For the Ten     For the Two                 For the Twelve
                                 Months Ended   Months Ended    Months Ended                  Months Ended
                                   Dec. 31,       Oct. 31,        Dec. 31,       Pro Forma      Dec. 31,
                                     1998           1998            1998        Adjustments       1998
                                 -----------     -----------    -----------     -----------    -----------

Sales Income                     $    26,242     $   100,365    $    11,509     $        0     $   138,116

Cost of Sales                         14,418          28,847          2,096              0          45,361
                                 -----------     -----------    -----------     ----------     -----------

Gross Profit                     $    11,824     $    71,518    $     9,413     $        0     $    92,755

Operating Expenses:
Selling, General and Admin.          197,119         114,752         17,456              0         329,327
                                 -----------     -----------    -----------     ----------     -----------

Operating Income (Loss)          ($  185,295)    ($   43,234)   ($    8,043)    $        0     ($  236,572)

Other Income and Expense         (     7,722)    (         0)   (         0)    (        0)    (     7,722)
Interest Expense                 (    22,179)    (    11,800)   (     2,582)    (        0)    (    36,561)
                                 ------------    ------------   ------------    -----------    ------------

Net Income (Loss)                ($  215,196)    ($   55,034)   ($   10,625)    ($       0)    ($  280,855)
                                 ============    ============   ============    ===========    ============

Weighted Average number of
common stock and
common stock equivalents
outstanding                       19,380,942               0      1,000,000        400,000      20,780,942
                                 ===========     ===========    ===========     ==========     ===========

Net Income (Loss) per
Common stock and
Common stock equivalents         ($     .011)    ($   .000)     ($     .011)    $     .008     ($    .014)
                                 ============    ==========     ============    ==========     ===========





Exhibit 7.5

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                               PRO FORMA
                                         Aarow      AR Chronicle/Copies Plus                   Combined
                                     For the Twelve    For the Twelve                       For the Twelve
                                      Months Ended      Months Ended                         Months Ended
                                        Dec. 31,          Dec. 31,           Pro Forma         Dec. 31,
                                          1997              1997            Adjustments          1997
                                      -------------    --------------    ---------------     -------------

Sales Income                          $      38,279    $      160,872    $             0     $     199,151

Cost of Sales                                21,013            42,865                  0            63,878
                                      -------------    --------------    ---------------     -------------

Gross Profit                          $      17,266    $      118,007    $             0     $     135,273

Operating Expenses:
     Selling, General and Admin.            206,652           129,244                  0           335,896
                                      -------------    --------------    ---------------     -------------

Operating Income (Loss)               ($    189,386)   ($      11,237)   $             0     ($    200,623)

Other Income and Expense              (       6,517)   (            0)   (             0)    (       6,517)
Interest Expense                      (       7,036)   (       13,496)   (             0)    (      20,532)
                                      --------------   ---------------   ----------------    --------------

Net Income (Loss) before
     Extraordinary Items              ($    202,939)   ($      24,733)   ($            0)    ($    227,672)

Extraordinary Items                   (     142,934)   (            0)   (             0)    (     142,934)
                                      --------------   ---------------   ----------------    --------------

Net Income (Loss)                     ($    345,873)   ($      24,733)   ($            0)    ($    370,606)
                                      ==============   ===============   ================    ==============
Weighted Average number of
common stock and
common stock equivalents
outstanding                              18,024,045                 0          1,400,000        19,424,045
                                      =============    ==============    ===============     =============

Net Income (Loss) per
Common stock and
Common stock equivalents              ($     .019)     ($      .000)     ($        .000)     ($     .019)
                                      ============     =============     ===============     ============




Exhibit 7.6

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                PRO FORMA
                                         Aarow           Copies Plus                           Combined
                                     For the Twelve    For the Twelve                       For the Twelve
                                      Months Ended      Months Ended                         Months Ended
                                        Dec. 31,          Dec. 31,           Pro Forma         Dec. 31,
                                          1996              1996            Adjustments          1996
                                      -------------    --------------    ---------------     -------------

Sales Income                          $     404,056    $       92,560    $             0     $     496,616

Cost of Sales                               163,654            28,788                  0           192,442
                                      -------------    --------------    ---------------     -------------

Gross Profit                          $     240,402    $       63,772    $             0     $     304,174

Operating Expenses:
     Selling, General and Admin.            290,044            71,031                  0           361,075
                                      -------------    --------------    ---------------     -------------

Operating Income (Loss)               ($     49,642)   ($       7,259)   $             0     ($     56,901)

Other Income and Expense              (      15,083)   (            0)   (             0)    (      15,083)
Interest Expense                      (       4,463)   (            0)   (             0)    (       4,463)
                                      --------------   ---------------   ----------------    --------------

Net Income (Loss) before
     Extraordinary Items              ($     69,188)   ($       7,259)   ($            0)    ($     76,447)

Extraordinary Items                   (      33,493)   (            0)   (             0)    (      33,493)
                                      --------------   ---------------   ----------------    --------------

Net Income (Loss)                     ($    102,681)   ($       7,259)   ($            0)    ($    109,940)
                                      ==============   ===============   ================    ==============

Weighted Average number of
common stock and
common stock equivalents
outstanding                              18,312,622                 0          1,400,000        19,712,622
                                      =============    ==============    ===============     =============

Net Income (Loss) per
Common stock and
Common stock equivalents              ($     .006)     ($      .000)     ($            0)    ($     .006)
                                      ============     =============     ================    =============


